UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Financial Officer

On August 4, 2020, the Board of Directors (the “Board”) of Broadridge Financial Solutions, Inc. (the “Company”) appointed Matthew Connor to serve as Interim Chief Financial Officer of the Company effective September 1, 2020, as the Company conducts a search for a new chief financial officer. In this role, Mr. Connor will serve as the Company’s interim principal financial officer and interim principal accounting officer. Mr. Connor, age 53, has served as the chief financial officer of the Company’s Global Technology and Operations business since 2015. Prior to this, Mr. Connor, who joined the Company in 2007, has held a variety of roles in finance and business unit leadership, including leading the Company’s fixed income securities processing business. Prior to joining the Company, Mr. Connor held senior finance roles at Gartmore Global Investments, First USA and CoreStates Bank.

In connection with Mr. Connor’s appointment, the Compensation Committee of the Board (the “Compensation Committee”) has approved a one-time award of restricted stock units to Mr. Connor to be granted on September 1, 2020. Under the grant, Mr. Connor will be awarded restricted stock units with a grant value of $500,000, which will vest on the second anniversary of the grant date, subject to his continued employment through such date. All other terms of the grant are consistent with the standard terms and conditions of the Company’s time-based restricted stock unit awards for corporate officers.

There is no arrangement or understanding between Mr. Connor and any other person pursuant to which he was selected as an officer. There are no family relationships between Mr. Connor and any director or executive officer of the Company. Mr. Connor is not a party to any transaction in which the Company is a participant.

Clawback Policy

On August 4, 2020, the Board adopted an amended Clawback Policy (the “Policy”) that includes the ability of the Company to clawback incentive-based compensation in the event of an executive officer’s misconduct. Under the Policy, in the event the Company is required to prepare an Accounting Restatement, the Board may seek to recover excess compensation from any current or former executive officer (a “Covered Person”) who received incentive-based compensation from the Company based on erroneous data, during the three-year period preceding the date on which the Company is required to prepare the Accounting Restatement. If the Accounting Restatement involved either: (i) Intentional Misconduct (as defined in the Policy); (ii) an intentional violation of any Company written policy including the Code of Business Conduct and Ethics (the “Code”) or any applicable legal or regulatory requirements in the course of the Covered Person’s employment by the Company; or (iii) fraud, then the Company will use reasonable efforts to recover up to 100% of the incentive-based compensation.

If a Covered Person engaged in: (1) Intentional Misconduct, (2) intentional violation of Company written policies including the Code or any applicable legal or regulatory requirements, (3) fraud, or (4) failure to supervise an associate for whom a manager had management responsibilities, and in each case, such activity caused material financial damage or Reputational Damage (as defined in the Policy) to the Company, then the Company will use reasonable efforts to recover up to 100% of the incentive-based compensation.

In addition, if the Board determines that incentive-based compensation was based on performance achievement that was calculated by the Company in a materially inaccurate manner, the Board may clawback all or a portion of incentive-based compensation received by such person.

The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Richard Daly’s Compensation

On August 4, 2020, the Compensation Committee approved certain modifications to the compensation arrangement with the Company’s Executive Chairman, Richard J. Daly. The modifications are effective as of July 1, 2020. Mr. Daly’s annual performance-based cash incentive target was decreased to 100% of base salary from 125% of base salary. As a result of these modifications, Mr. Daly’s total target cash compensation will decrease to $1,500,000 from $1,687,500. In addition, Mr. Daly’s fiscal year 2021 annual equity award target value was decreased to $300,000 from $2,812,500, to be split equally between performance-based restricted stock unit and stock option awards.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Board adopted an Amended Code effective on August 4, 2020. The Amended Code supersedes the Company’s existing Code of Business Conduct and Ethics previously adopted by the Board. The Amended Code applies to all directors, officers and employees of the Company.

The existing Code of Business Conduct and Ethics was amended to further clarify and elaborate on the importance of fraud prevention in connection with our fair business practices, our commitment to maintaining and promoting fundamental human rights in our operations and supply chain, and our process of reporting violations of the Code.

Adoption of the Amended Code did not result in any explicit or implicit waiver of any provision of the Code. The foregoing description of the Amended Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Code, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Clawback Policy
14.1	Amended Code of Business Conduct and Ethics
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 5, 2020

             BROADRIDGE FINANCIAL SOLUTIONS, INC.

              By: /s/ Adam D. Amsterdam
              Adam D. Amsterdam
              Corporate Vice President
and General Counsel

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